Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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G   Preliminary Proxy Statement                                                     G    Confidential, For Use of the Commission
                                                                                                              Only (as permitted by Rule 14a-6(e)(2))
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RIVERVIEW BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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            filing for which the offsetting fee was paid previously. Identify the previous filing by registration
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June 5, 2003

Dear Stockholder:

       You are cordially invited to attend the Annual Meeting of Stockholders of Riverview Bancorp, Inc. ("Company"). The meeting will be held at the Royal Oaks Country Club, 8917 N.E. Fourth Plain Boulevard, Vancouver, Washington, on Wednesday, July 16, 2003 at 10:00 a.m., local time.

       The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

       We would like to remind you of the investment presentation by our trust company, Riverview Asset Management Corp., starting at 8:30 a.m. prior to our Annual Stockholders' Meeting. Please see the enclosed insert for details.

       It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

       We look forward to seeing you at the meeting.

Sincerely,

/s/Patrick Sheaffer

Patrick Sheaffer
Chairman and Chief Executive Officer

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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RIVERVIEW BANCORP, INC.
900 Washington Street
Suite 900
Vancouver, Washington 98660
(360) 693-6650

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On July 16, 2003

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of Riverview Bancorp, Inc. ("Company") will be held at the Royal Oaks Country Club, 8917 N.E. Fourth Plain Boulevard, Vancouver, Washington, on Wednesday, July 16, 2003, at 10:00 a.m., local time, for the following purposes:

1.       To elect two directors of the Company;

2.       To adopt the Riverview Bancorp, Inc. 2003 Stock Option Plan; and

3.       To consider and act upon such other matters as may properly come before the
          Meeting or any adjournments or postponements thereof.

NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

       Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on May 20, 2003 are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

       You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Phyllis Kreibich

PHYLLIS KREIBICH
CORPORATE SECRETARY

Vancouver, Washington
June 5, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


PROXY STATEMENT
OF
RIVERVIEW BANCORP, INC.
900 Washington Street
Suite 900
Vancouver, Washington 98660
(360) 693-6650

ANNUAL MEETING OF STOCKHOLDERS
JULY 16, 2003

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Riverview Bancorp, Inc. ("Company") to be used at the Annual Meeting of Stockholders of the Company ("Meeting"). The Company is the holding company for Riverview Community Bank ("Bank"). The Meeting will be held at the Royal Oaks Country Club, 8917 N.E. Fourth Plain Boulevard, Vancouver, Washington, on Wednesday, July 16, 2003, at 10:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about June 5, 2003.

VOTING AND PROXY PROCEDURE

       Stockholders Entitled to Vote at Meeting. Stockholders of record at the close of business on May 20, 2003 ("Voting Record Date") are entitled to one vote for each share of common stock of the Company ("Common Stock") then held. At the close of business on the Voting Record Date, the Company had 4,585,543 shares of Common Stock issued and outstanding.

       As provided in the Company's Articles of Incorporation, record holders of Common Stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

       If you are a beneficial owner of Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Common Stock held in street name in person at the Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

       Quorum Requirement. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

       Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the election of the director nominees and the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed and dated but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below and FOR the adoption of the 2003 Stock Option Plan. If a stockholder attends the Meeting, he or she may vote by ballot.

       Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Corporate Secretary of the Company or by filing a later dated proxy before a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

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       If your Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

       Participants in the Company ESOP. If a stockholder is a participant in the Company Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions. The deadline for returning your voting instructions to the trustees is July 11, 2003.

       Vote Required. The two directors to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Pursuant to the Company's Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from one or more nominees. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominee receiving the greatest number of votes will be elected.

       The adoption of the 2003 Stock Option Plan requires the affirmative vote of a majority of the outstanding shares of the Company's stock present in person or by proxy and entitled to vote at the Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and furnish a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, at the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. To the Company's knowledge, no other person or entity beneficially owned more than 5% of the Company's outstanding Common Stock at the close of business on the Voting Record Date.

       The following table also sets forth, at the close of business on the Voting Record Date, information as to the shares of Common Stock beneficially owned by (a) each director, (b) each executive officer named in the Summary Compensation Table found below ("Named Executive Officers") and (c) all directors and executive officers of the Company as a group.

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Name	Number of Shares Beneficially Owned (1)	Percent of Shares Outstanding

Beneficial Owners of More Than 5%

Riverview Community Bank Employee Stock Ownership Plan Trust 900 Washington Street, Suite 900 Vancouver, Washington 98660	447,235 (2)	9.79%

Westport Asset Management, Inc. (3) 253 Riverside Avenue Westport, Connecticut 06880	297,180	6.50

Dimensional Fund Advisors Inc. (4) 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401	243,600	5.33

Directors

Gary R. Douglass	37,578	*
Robert K. Leick	15,618	*
Paul L. Runyan	119,487	2.52
Edward R. Geiger	9,732	*
Michael D. Allen	12,934	*

Named Executive Officers

Patrick Sheaffer**	278,718	5.84
Ronald A. Wysaske**	164,649	3.46
John A. Karas	23,895	*
Karen M. Nelson	86,184	1.81

All Executive Officers and Directors as a Group (14 persons)	791,155	16.08

_______________________

*	Less than one percent of shares outstanding.
**	Mr. Sheaffer and Mr. Wysaske are also directors of the Company.
(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock over which he or she has voting and/or investment power and of which he or she has the right to acquire beneficial ownership within 60 days of the Voting Record Date. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. The amounts shown include the following amounts of Common Stock which the following individuals have the right to acquire within 60 days of the Voting Record Date through the exercise of stock options granted pursuant to the Company's 1998 Stock Option Plan: Mr. Douglass, 9,998 shares; Mr. Leick, 9,998 shares; Mr. Runyan, 9,998 shares; Mr. Geiger, 7,998 shares; Mr. Allen, 6,000; Mr. Sheaffer, 41,227 shares; Mr. Wysaske, 29,671 shares; Mr. Karas, 20,000 shares; Ms. Nelson, 23,879 shares; and all executive officers and directors of the Company as a group, 183,558 shares.

(footnotes continued on following page)


(2)	Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of May 20, 2003, 225,538 shares have been allocated to participants' accounts. The trustees of the ESOP are Mr. Sheaffer and Mr. Wysaske.
(3)	Based solely on an SEC Schedule 13G/A, dated February 14, 2003, that discloses shared voting and dispositive power as to 297,180 shares.
(4)	Based solely on an SEC Schedule 13G/A, dated February 3, 2003, that discloses sole voting and dispositive power as to 243,600 shares.

PROPOSAL I - ELECTION OF DIRECTORS

       The Company's Board of Directors consists of seven members. In accordance with the Company's Articles of Incorporation, the Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. Two directors will be elected at the Meeting to serve for a term of three years, or until their respective successors have been elected and qualified.

       The nominees for election this year are Robert K. Leick and Gary R. Douglass, each of whom is a current member of the Board of Directors of the Company.

       It is intended that the proxies solicited by the Board of Directors will be voted for the election of the below named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

       The Board of Directors recommends a vote "FOR" the election of Messrs. Leick and Douglass.

       The following table sets forth certain information regarding the nominees for election at the Meeting and those directors continuing in office after the Meeting.

Name	Age as of March 31, 2003	Year First Elected or Appointed Director (1)	Term to Expire

	BOARD NOMINEES

Robert K. Leick	67	1972	2006 (2)
Gary R. Douglass	61	1994	2006 (2)

	DIRECTORS CONTINUING IN OFFICE

Paul L. Runyan	68	1979	2004
Ronald A. Wysaske	50	1985	2004
Michael D. Allen	61	2001	2004
Patrick Sheaffer	63	1979	2005
Edward R. Geiger	60	1999	2005
____________________
(1) Includes service on the Board of Directors of the Bank.
(2) Assuming the individual is re-elected.

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       The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

       Robert K. Leick, an attorney in private practice, was a prosecuting attorney for Skamania County, Washington, from 1967 to 1997. He has served on the Port of Skamania County (Mgr.), S.W. Washington Air Pollution Authority, Fort Vancouver Regional Library, Washington State Association of Prosecuting Attorneys (Past President), Skamania County Historical Society, Skamania County Chamber of Commerce and Skamania County E.D.C. He is currently serving on the Board of Directors of Cascade Wood Components.

       Gary R. Douglass, a certified public accountant, is a principal with Douglass & Paulson, P.C. in Camas, Washington.

       Paul L. Runyan owns and operates Runyan's Jewelry Store in White Salmon, Washington. He is an active member of numerous civic and community organizations, including the White Salmon Elks, Stevenson Eagles, Order of the Eastern Star of the Grand Chapter of Washington and Masonic Lodge in Washougal and White Salmon.

       Ronald A. Wysaske joined the Bank in 1976. Prior to that, he was an audit and tax accountant at Price Waterhouse & Co. He became Executive Vice President, Treasurer and Chief Financial Officer of the Bank in 1981 and of the Company since its inception in 1997. He is responsible for administering all finance, support and administrative functions at the Bank. He is a certified public accountant in the State of Washington, but not licensed to practice publicly, and is active in numerous professional and civic organizations.

       Michael D. Allen began his career with Seafirst in 1964 and progressed through a number of management positions, including serving as Vice President and Credit Supervisor for Southwest Washington. In 1989, Mr. Allen became the Executive Vice President of Northwest National Bank, responsible for commercial and retail banking operations. During that Bank's pending acquisition by US Bank, Mr. Allen served as President. He is a past board member of the Southwest Washington Private Industry Council, Identity Clark County, the Vancouver Housing Authority and the Community Housing Resource Center.

       Patrick Sheaffer joined the Bank in 1965 and has served as President and Chief Executive Officer of the Bank since 1976 and Chairman of the Board of the Bank since 1993. He has been President, Chairman of the Board and Chief Executive Officer of the Company since its inception in 1997. He is responsible for the daily operations and the management of the Bank and the Company. Mr. Sheaffer is active in numerous professional and civic organizations.

       Edward R. Geiger is a business management and executive search consultant with over 35 years of experience. Prior to establishing his consulting firm, Mr. Geiger was Corporate Controller at Pacific Telecom, Inc. His prior experience also includes three other Fortune 500 companies, municipal government and the military. Mr. Geiger, a certified public accountant, is an active volunteer currently serving on the boards of directors of four non-profit organizations, as well as on the board of directors of two other companies.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

       The Boards of Directors of the Company and the Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended March 31, 2003, the Board of Directors of the Company held nine regular meetings and one special meeting, and the Board of Directors of the Bank held nine regular meetings and one special meeting. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

       Committees of the Company's Board. The Company's Board of Directors has a standing Audit Committee. There is no Executive Committee of the Company's Board of Directors.

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       The Audit Committee consists of Directors Douglass (Chairman), Geiger and Allen and is responsible for developing and monitoring the audit program. The Committee meets with the independent auditors to discuss the results of the annual audit and quarterly procedures. The members of the Committee also receive and review all the reports, findings and other information presented to them by the officers regarding financial reporting policies and practices. The Audit Committee met four times during the fiscal year ended March 31, 2003.

       The full Board of Directors of the Company acts as the Nominating Committee to submit nominations for the annual election of directors. The full Board of Directors met once in its capacity as the Nominating Committee during the fiscal year ended March 31, 2003.

       Committees of the Bank's Board. The Bank's Board of Directors has standing Executive, Audit, Personnel/Compensation, Compliance and Senior Loan Committees, among others.

       The Executive Committee, which consists of Directors Sheaffer (Chairman), Geiger and Runyan meets as necessary in between meetings of the full Board of Directors. The Executive Committee met once during the fiscal year ended March 31, 2003.

       The Audit Committee consists of Directors Douglass (Chairman), Geiger and Allen and is responsible for developing and monitoring the audit program. The Committee meets with the independent auditors to discuss the results of the annual audit and quarterly procedures. The members of the Committee also receive and review all the reports, findings and other information presented to them by the officers regarding financial reporting policies and practices. The Audit Committee met four times during the fiscal year ended March 31, 2003.

       The Personnel/Compensation Committee consists of Directors Runyan (Chairman), Douglass and Allen. This Committee determines annual grade and salary levels for employees and establishes personnel policies. The Committee also serves as the Company's Compensation Committee. The Compensation Committee did not meet at the holding company level during the fiscal year ended March 31, 2003. The Bank's Personnel/Compensation Committee, however, met three times during the fiscal year ended March 31, 2003.

       The Compliance Committee consists of Directors Leick (Chairman), Douglass, Geiger, Runyan and Allen. This committee is responsible for directing and monitoring the internal audit and compliance programs. The Compliance Committee met seven times during the fiscal year ended March 31, 2003.

       The Senior Loan Committee consists of Directors Sheaffer, Douglass and Allen, and is chaired by Executive Vice President David A. Dahlstrom, who does not vote on matters presented to the Committee. The Committee reviews and approves all aggregate lending relationships from $1 million to the Bank's internal loan limit. The Senior Loan Committee met 32 times during the fiscal year ended March 31, 2003.

       The full Board of Directors of the Bank acts as the Nominating Committee to submit nominations for the annual election of directors. The full Board of Directors met once in its capacity as the Nominating Committee during the fiscal year ended March 31, 2003.

DIRECTORS' COMPENSATION

       Directors receive an annual retainer of $4,600 and a fee of $700 for each board meeting attended. Outside directors also receive $200 for each committee meeting attended. Director and committee fees totaled $91,400 for the year ended March 31, 2003.

       Directors may elect to defer their retainer and monthly fees until retirement with no income tax payable by the director until retirement benefits are received. This alternative is available through a non-qualified deferred compensation plan adopted by the Bank in December 1986, and subsequently amended. If the participant's employment is terminated on or after the date he attains age 65 or five years of participation in the plan ("Normal Retirement Date"),


the Company shall pay the participant or his designated beneficiaries in annual or monthly installments over a period of 120 months, an amount equal to the balance in the participant's account immediately before the date on which benefits commence, plus interest on the unpaid balance. Participants may also choose two optional forms of benefit payments: (i) a lump-sum payment within five years of the Normal Retirement Date; or (ii) an annuity over the life of the participant, or a joint survivor annuity over the lives of the participant and the participant's spouse. Benefits are also payable upon disability, early retirement, termination of service or death. The Company pays annual interest on assets under the plan based on a formula relating to gross revenues, which amounted to 8.03% for the calendar year ended December 31, 2002. The estimated liability under the plan is accrued as earned by the participant. At March 31, 2003, the Company's aggregate liability under the plan was $1.3 million.

EXECUTIVE COMPENSATION

       Summary Compensation Table. The following information is furnished for the Chief Executive Officer of the Company and for the executive officers of the Company who received salary and incentive compensation in excess of $100,000 for the year ended March 31, 2003. No other executive officers of the Company or its subsidiaries received salary and bonus in excess of $100,000 during the year ended March 31, 2003.

		Annual Compensation(1)		Long-term Compensation Awards
Name and Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)(2)	All Other Compensation ($)(3)
Patrick Sheaffer	2003	151,267	54,584	-	16,683
President, Chief Executive	2002	141,094	49,027	8,258	13,055
Officer and Chairman	2001	142,171	48,787	-	12,404

Ronald A. Wysaske	2003	114,037	34,762	-	16,151
Executive Vice President, Trea-	2002	105,324	31,068	8,258	13,323
surer and Chief Financial Officer	2001	106,116	30,979	-	11,715

Karen M. Nelson	2003	91,800	24,151	-	15,141
Senior Vice President of Lending	2002	89,604	16,912	-	11,938
	2001	88,200	24,535	-	11,762

John A. Karas	2003	115,922	111,750	-	17,728
Senior Vice President/Trust	2002	107,500	76,319	-	13,728
	2001	99,167	45,720	-	9,576
_________________

(1)	Does not include certain benefits, the aggregate amounts of which do not exceed 10% of total annual salary and bonus.
(2)	On October 17, 2001, each of the Company's directors, including Messrs. Sheaffer and Wysaske, were awarded 734 shares of restricted stock, which vest over a two-year period, beginning on October 17, 2002. The dollar values of the restricted stock awards are based on the closing price of the Common Stock on the date of grant, as reported on the Nasdaq National Market, which was $11.25 per share. Dividends will be paid on the restricted stock at the rate paid to all stockholders. At March 31, 2003 the number of shares of restricted stock held by each of the Named Executive Officers was: Mr. Sheaffer, 734 and Mr. Wysaske, 734. The value of these shares at March 31, 2003 was: Mr. Sheaffer, $12,463 and Mr. Wysaske, $12,463.

(footnotes continued on following page)

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(3)	Amounts for 2003 include: for Mr. Sheaffer, ESOP contribution of $14,948 and employer 401(k) matching contribution of $1,735; for Mr. Wysaske, ESOP contribution of $14,948 and employer 401(k) matching contribution of $1,203;for Ms. Nelson, ESOP contribution of $13,398 and employer 401(k) matching contribution of $1,743; and for Mr. Karas, ESOP contribution of $14,948 and employer 401(k) matching contribution of $2,780.

       Option Grants. There were no stock options granted to any of the Named Executive Officers during the fiscal year ended March 31, 2003.

       Equity Compensation Plan Information. The following table summarizes share and exercise price information about the Company's equity compensation plans as of March 31, 2003, excluding the number of shares under the 2003 Stock Option Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
Management Recognition and Development Plan	5,138	$ -	-
1998 Stock Option Plan	257,769	13.02	72,481
1993 Stock Option and Incentive Plan	4,781	7.64	2,789

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	267,688	$12.92	75,270

        Option Exercise/Value Table. The following information with respect to options exercised during the fiscal year ended March 31, 2003, and remaining unexercised options at the end of the fiscal year, is presented for the Chief Executive Officer and the other Named Executive Officers.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Patrick Sheaffer	15,760	222,689	41,227	-	133,163	-
Ronald A. Wysaske	-	-	29,671	-	95,837	-
John A. Karas	-	-	20,000	-	93,400	-
Karen M. Nelson	-	-	23,879	-	77,129	-
_______________
(1)	Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on March 31, 2003, less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

        Employment Agreements. The Company and the Bank (collectively, the "Employers") have entered into three-year employment agreements ("Employment Agreements") with Messrs. Sheaffer and Wysaske (individually, the "Executive").

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       Under the Employment Agreements, the current salary levels for Messrs. Sheaffer and Wysaske are $151,267 and $114,037, respectively, which amounts are paid by the Bank and may be increased at the discretion of the Board of Directors of the Bank or an authorized committee of the Board. On each anniversary of the commencement date of the Employment Agreements, the term of each agreement may be extended for an additional year at the discretion of the Board. The agreement is terminable by the Employers at any time, by the Executive if the Executive is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. In the event that an Executive's employment is terminated without cause or upon the Executive's voluntary termination following the occurrence of an event described in the preceding sentence, the Bank would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

       The Employment Agreements also provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, an Executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

       The maximum value of the severance benefits under the Employment Agreements is 2.99 times the Executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The Employment Agreements provide that the value of the maximum benefit may be distributed, at the Executive's election, (i) in the form of a lump sum cash payment equal to 2.99 times the Executive's base amount or (ii) a combination of a cash payment and continued coverage under the Employers' health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times the Executive's base amount. Assuming that a change in control had occurred at March 31, 2003 and that each Executive elected to receive a lump sum cash payment, Messrs. Sheaffer and Wysaske would be entitled to payments of approximately $576,513 and $411,037, respectively. Section 280G of the Internal Revenue Code of 1986, as amended, provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

       The Employment Agreements restrict each Executive's right to compete against the Employers for a period of one year from the date of termination of the agreement if an Executive voluntarily terminates employment, except in the event of a change in control.

       Severance Agreements. The Employers have entered into three-year severance agreements with Ms. Nelson and Mr. Karas. The severance agreements provide for severance payments and continuation of other employee benefits in the event of involuntary termination of employment in connection with any change in control of the Employers in the same manner as provided for in the Employment Agreements. Severance payments and benefits are also provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, an officer is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control.

       The term "change in control" is defined in the agreements as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the

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beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

       Assuming that a change in control had occurred at March 31, 2003, and excluding any other benefits due under the severance agreements, the aggregate value of the severance benefits payable to Ms. Nelson and Mr. Karas would have been approximately $329,963 and $494,846, respectively.

AUDIT COMMITTEE MATTERS

       Audit Committee Charter. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company.

       Report of the Audit Committee. The Audit Committee reports as follows with respect to the Company's audited financial statement for the year ended March 31, 2003:

  The Audit Committee has completed its review and discussion of the Company's 2003 audited financial statements with management;
  The Audit Committee has discussed with the independent auditor (Deloitte & Touche LLP) the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Company's financial statements;
  The Audit Committee has received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditors' professional judgment, reasonably may be thought to bear on the auditors' independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Company and its related entities, and has discussed with the auditors the auditors' independence from the Company; and
  The Audit Committee has, based on its review and discussions with management of the Company's 2003 audited financial statements and discussions with the independent auditors, recommended to the Board of Directors that the Company's audited financial statements for the year ended March 31, 2003 be included in the Company's Annual Report on Form 10-K.

Audit Committee:
Gary R. Douglass, Chairman
Paul L. Runyan
Edward R. Geiger

       Independence and Other Matters. Each member of the Audit Committee is "independent," as defined, in the case of the Company, under The Nasdaq Stock Market Rules. The Audit Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Audit Committee members are current officers or employees of the Company or its affiliates.

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COMPENSATION COMMITTEE MATTERS

       Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

       Report of the Compensation Committee. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. The Compensation Committee of the Board of Directors of the Company is responsible for establishing and monitoring compensation policies of the Company and for reviewing and ratifying the actions of the Compensation Committee of the Board of Directors of the Bank. Performance is evaluated and salaries are set by the Compensation Committee of the Bank.

       General. The Bank's Compensation Committee's duties are to recommend and administer policies that govern executive compensation. The Committee evaluates individual executive performance, compensation policies and salaries. The Committee is responsible for evaluating the performance of the Chief Executive Officer of the Bank while the Chief Executive Officer of the Bank evaluates the performance of other senior officers of the Bank and makes recommendations to the Committee regarding compensation levels.

       Compensation Policies. The executive compensation policies of the Bank are designed to establish an appropriate relationship between executive pay and the Company's and Bank's annual performance, to reflect the attainment of short- and long-term financial performance goals and to enhance the ability of the Company and the Bank to attract and retain qualified executive officers. The principles underlying the executive compensation policies include the following:

  To attract and retain key executives who are vital to the long-term success of the Company and the Bank and are of the highest caliber;
  To provide levels of compensation competitive with those offered throughout the financial industry and consistent with the Company's and the Bank's level of performance;
  To motivate executives to enhance long-term stockholder value by building their equity interest in the Company; and
  To integrate the compensation program with the Company's and the Bank's annual and long-term strategic planning and performance measurement processes.

       The Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives, including: (1) the performance of the Company and the Bank as a whole with emphasis on annual performance factors and long-term objectives; (2) the responsibilities assigned to each executive; and (3) the performance of each executive of assigned responsibilities as measured by the progress of the Company and the Bank during the year.

       Base Salary. The Bank's current compensation plan involves a combination of salary, salary-at-risk cash bonuses to reward short-term performance, and deferred compensation. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. In setting competitive salary levels, the Compensation Committee continually evaluates current salary levels by surveying similar institutions in Washington State, the Pacific Northwest and the United States. The Compensation Committee's peer group analysis focuses on asset size, nature of ownership, type of operation and other common factors. Specifically, the Compensation Committee annually reviews the Washington State Financial Industry Survey prepared by Milliman & Robertson, Inc. (actuaries

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and consultants) covering 110 Washington financial organizations, and the America's Community Banker's Survey of Salaries which covers over 500 financial institutions nationwide.

       Salary-at-Risk Bonus Program. A short-term incentive salary-at-risk bonus plan is in effect for the senior officers of the Bank which is designed to compensate for performance. The plan is designed to provide for bonuses of up to 45% of salary for the Chief Executive Officer, 35% to 40% of salary for the Executive Vice Presidents, and up to 35% of salary for the Senior Vice Presidents, Vice Presidents, and certain other officers. In limited circumstances, salary-at-risk bonuses may be payable at higher levels based on exceptional performance in excess of established targets. The salary-at-risk performance bonus is based primarily on quantifiable data such as return on equity, deposit totals, loan production, and levels of operating expenses compared to revenues. Subjective evaluation of performance is limited.

       Deferred Compensation. Executive officers at the level of senior vice president and above may elect to defer up to 10% of salary and bonus until retirement, with no income tax payable by the executive officers until retirement benefits are received. This alternative is available through a non-qualified deferred compensation plan adopted by the Bank in December 1986, and subsequently amended.

       Long Term Incentive Compensation. In connection with the Company's reorganization into the holding company structure, the Company adopted the 1998 Stock Option Plan and the 1998 Management Development and Recognition Plan for executive officers, employees, and non-employee directors of the Company. These plans were approved by the stockholders of the Company in 1998. Under the plans, non-employee directors, executive officers and other employees may receive grants and awards. The Company believes that stock ownership by the Company's and the Bank's executives is a significant factor in aligning the interests of the executives with those of stockholders. Stock options and awards under such plans were allocated based upon regulatory practices and policies, and the practices of other publicly traded financial institutions as verified by external surveys and were based upon the executive officers' level of responsibility and contributions to the Company and the Bank.

       Compensation of the Chief Executive Officer. During the fiscal year ended March 31, 2003, the base salary of Mr. Sheaffer was $151,267. In addition, he received a salary-at-risk performance bonus of $54,584 and was credited with $16,683 in other compensation (comprised of ESOP contribution of $14,948 and employer 401(k) contribution of $1,735) as set forth in the preceding Summary Compensation Table. Mr. Sheaffer also recognized income of $98,135 as a result of vesting of restricted stock awards. This resulted in total compensation of $320,669, which represents a 16.3% increase from the previous year. Mr. Sheaffer's salary-at-risk performance bonus reflected the attainment of the specific performance criteria for the fiscal year established by the Board in the Company's salary-at-risk performance bonus plan. The Committee believes that Mr. Sheaffer's compensation is appropriate based on the Company's overall compensation policy, on the basis of the Committee's consideration of peer group data, and the superior financial performance of the Company during the fiscal year. Mr. Sheaffer did not participate in the Committee's consideration of his compensation level for the fiscal year.

Compensation Committee of the Board of Directors:
Paul L. Runyan, Chairman
Gary R. Douglass
Edward R. Geiger

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       Performance Graph. The following graph compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the S&P 500 (U.S. Stock) Index and the Nasdaq Bank Index. Total return assumes the reinvestment of all dividends and that the value of the Company's Common Stock and each index was $100 on March 31, 1998.

	Period Ending
Index	3/31/98	3/31/99	3/31/00	3/31/01	3/31/02	3/31/03
Riverview Bancorp, Inc.	$100.00	$ 72.11	$ 49.78	$ 60.27	$ 94.75	$118.75
S&P 500	100.00	118.43	139.68	109.41	109.67	82.39
Nasdaq Bank Index*	100.00	90.19	81.61	98.70	121.77	110.13

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2003. Used with permissions. All rights reserved. crsp.com.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended March 31, 2003 all filing requirements applicable to its reporting officers, directors and greater than 10% stockholders were properly and timely complied with.

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TRANSACTIONS WITH MANAGEMENT

       Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to the Bank's executive officers and directors at different rates or terms than those offered to the general public and has adopted a policy to this effect. The aggregate amount of loans by the Bank to its executive officers and directors was approximately $876,638 at March 31, 2003. Such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

INDEPENDENT AUDITORS

       Deloitte & Touche LLP served as the Company's independent auditors for the fiscal year ended March 31, 2003. The Board of Directors has appointed Deloitte & Touche LLP as independent auditors for the fiscal year ending March 31, 2004. A representative of Deloitte & Touche LLP will be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

Audit Fees

       The aggregate fees billed to the Company by Deloitte & Touche LLP for professional services rendered for the audit of the Company's financial statements for fiscal 2003 and the reviews of the financial statements included in the Company's Forms 10-Q for that year, including travel expenses, were $117,125.

Financial Information Systems Design and Implementation Fees

       Deloitte & Touche LLP performed no financial information system design or implementation work for the Company during the fiscal year ended March 31, 2003.

All Other Fees

       Other than audit fees, the aggregate fees billed to the Company by Deloitte & Touche LLP for fiscal 2003, none of which were financial information systems design and implementation fees, were $10,500 for tax return preparation. The Audit Committee of the Board of Directors determined that the services performed by Deloitte & Touche LLP other than audit services are not incompatible with Deloitte & Touche LLP maintaining its independence.

PROPOSAL II - APPROVAL OF 2003 STOCK OPTION PLAN

General

       On April 16, 2003, the Board of Directors of the Company adopted, subject to stockholder approval, the Riverview Bancorp, Inc. 2003 Stock Option Plan ("2003 Plan").

       The objectives of the 2003 Plan are to reward performance and build the participants' equity interest in the Company by providing long-term incentives and rewards to directors, key employees and other persons who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service, and to enable the Company to pursue mergers and acquisitions.

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       The Company currently maintains the 1998 Stock Option Plan ("1998 Plan"), which was approved by stockholders. Stock options were awarded pursuant to the 1998 Plan to officers and directors of the Company and the Bank. Awards under the 1998 Plan will not be affected by adoption of the 2003 Plan. The Company believes that the availability of stock compensation programs is an important element of the Company's overall incentive compensation and growth strategies and that the adoption of the 2003 Plan will assist the Company in meeting the objectives of these strategies.

       The following summary is a brief description of the material features of the 2003 Plan. This summary is qualified in its entirety by reference to the 2003 Plan, a copy of which is attached as Exhibit A.

Summary of the 2003 Plan

       Type of Stock Option Grants. The 2003 Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended ("Code"), and non-qualified stock options ("NQSOs"), which do not satisfy the requirements for ISO treatment.

       Administration. The 2003 Plan is administered by a committee, the members of which are appointed by the Company's Board of Directors ("Committee"). Subject to the terms of the 2003 Plan and resolutions of the Board, the Committee interprets the 2003 Plan and is authorized to make all determinations and decisions thereunder. The Committee also determines the individuals to whom stock options will be granted, the type and amount of stock options that will be granted, and the terms and conditions applicable to grants.

       Participants. All directors, advisory directors, directors emeriti and employees of the Company and its subsidiaries are eligible to participate in the 2003 Plan, except that only employees may be granted ISOs.

       Number of Shares of Common Stock Available. The Company has reserved 229,277 shares of Common Stock for issuance under the 2003 Plan in connection with the exercise of awards. Shares of Common Stock to be issued under the 2003 Plan will be authorized but unissued shares. To the extent the Company uses authorized but unissued shares to fund the 2003 Plan, the interests of current stockholders will be diluted. If all options are granted through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 5% based on the number of shares outstanding on March 31, 2003. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the 2003 Plan.

       Adjustments Upon Changes in Capitalization. Shares awarded under the 2003 Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Company.

       Stock Option Grants. The exercise price of each ISO or NQSO will be at least equal to the fair market value of a share of Common Stock, as determined by the average of the highest and lowest selling price of the Common Stock on The Nasdaq Stock Market on the date the option is granted. The average of the highest and lowest selling price of the Common Stock on The Nasdaq Stock Market on May 20, 2003 was $16.87.

       The aggregate fair market value of ISO shares granted to any employee that may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000. The exercise price of an option may be paid in cash, Common Stock or other property, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Committee.

       Transferability of Awards. Under the 2003 Plan, no ISO is transferable other than by will or the laws of descent and distribution. Any other option shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in the Code, or a gift to any member of the participant's immediate family or to a trust for the benefit of one or more of such immediate family members. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Committee determines or as may be specified in the 2003

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Plan. Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Committee or specified in the 2003 Plan. However, no ISO may be exercised after the tenth anniversary of the date the option was granted.

       Effect of a Change in Control. In the event of a tender offer, exchange offer for shares or a change in control (as defined in the 2003 Plan) of the Company, each outstanding stock option grant will become fully vested. In addition, in the event of a merger or other corporate event in which the Company is not the surviving entity, the 2003 Plan provides that the participant may elect to receive the excess of the fair market value of the Common Stock underlying the option over the option's exercise price in cash or property, as determined in the Committee's discretion.

       Term of the 2003 Plan. The 2003 Plan will be effective only upon approval by the stockholders of the Company. The 2003 Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

       Prohibition on Repricing Underwater Options. The Committee may not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding option to reduce the option price. Furthermore, no option may be canceled and replaced with awards having a lower option price without further approval of the stockholders.

       Amendment of the 2003 Plan. The 2003 Plan allows the Board to amend, suspend or terminate the 2003 Plan without stockholder approval unless such approval is required to comply with a tax law or regulatory requirement. Stockholder approval will generally be required with respect to an amendment to the 2003 Plan that will (i) increase the aggregate number of securities which may be issued under the 2003 Plan, except as specifically set forth under the 2003 Plan, (ii) materially increase the benefits accruing to participants under the 2003 Plan, (iii) materially change the requirements as to eligibility for participation in the 2003 Plan or (iv) change the class of persons eligible to participate in the 2003 Plan. No amendment, suspension or termination of the 2003 Plan, however, will impair the rights of any participant, without his or her consent, in any award made thereunder.

       Certain Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the 2003 Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of the federal income tax consequences.

       There are no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or a NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

       On exercise of a NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly reports the income in respect of the exercise. The disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

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New Plan Benefits.

       Although the Company anticipates that option grants will be made to directors, officers and employees following the effective date and during the term of the 2003 Plan, no specific determinations have been made regarding the timing, recipients, size or terms of individual awards.

       The Board of Directors recommends a vote "FOR" the adoption of the 2003 Stock Option Plan attached to this Proxy Statement as Exhibit A.

OTHER MATTERS

       The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

       The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

       The Company's Annual Report to Stockholders, which includes the Company's Annual Report on Form 10-K as filed with the SEC, has been mailed to stockholders as of the close of business on the Voting Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

STOCKHOLDER PROPOSALS AND NOMINATIONS

       In order to be eligible for inclusion in the Company's proxy solicitation materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 900 Washington Street, Suite 900, Vancouver, Washington 98660, no later than February 6, 2004. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

       The Company's Articles of Incorporation provide that if a stockholder intends to nominate a candidate for election as a director or submit a stockholder proposal, the stockholder must deliver written notice of his or her intention to the Corporate Secretary of the Company not less than 30 nor more than 60 days prior to the date of a meeting of stockholders; provided, however, that if less than 31 days' notice of the date of the meeting is given or made to

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stockholders, such written notice must be delivered to the Corporate Secretary of the Company not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. The notice must set forth certain information specified in the Company's Articles of Incorporation.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Phyllis Kreibich
PHYLLIS KREIBICH CORPORATE SECRETARY
Vancouver, Washington June 5, 2003

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Exhibit A

RIVERVIEW BANCORP, INC.

2003 STOCK OPTION PLAN

       1.     Plan Purpose. The purpose of the Plan is to foster and promote the long-term success of the Corporation and its shareholders by a means of attracting and retaining directors, advisory directors, directors emeriti and employees of the Corporation and its Affiliates, and to enable the Corporation to pursue mergers and acquisitions.

       2.     Definitions. The following definitions are applicable to the Plan:

       "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

       "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option or any combination thereof, as provided in the Plan.

       "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

       "Board" -- means the board of directors of the Corporation.

       "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

       "Code" -- means the Internal Revenue Code of 1986, as amended.

       "Committee" -- means the Committee referred to in Section 3 hereof.

       "Corporation" -- means Riverview Bancorp, Inc., a Washington corporation, and any successor thereto.

       "Disability" -- means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Board in its sole and absolute discretion.

       "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

       "Market Value" -- means:

       (a)     If the Shares are traded or quoted on the Nasdaq Stock Market or other national securities exchange on any date, then the Market Value shall be the average of the highest and lowest selling price on such exchange on such date or, if there were no sales on such date, then on the next prior business day on which there was a sale.

       (b)     If the Shares are not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Market Value shall be a value determined by the Board in good faith on such basis as it deems appropriate.

       "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

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       "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

       "Participant" -- means any director, advisory director, director emeritus or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

       "Plan" -- means this Riverview Bancorp, Inc. 2003 Stock Option Plan.

       "Shares" -- means the shares of common stock, $0.01 par value per share, of the Corporation.

       "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option or (ii) a director (including an advisory director or director emeritus) or employee of the Corporation or any Affiliate for purposes of any other Award.

       3.     Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom shall be (i) an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to: (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

       A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

       4.     Shares Subject to Plan.

              (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 229,277. The Shares with respect to which Awards may be made under the Plan will be authorized and unissued Shares. An Award shall not be considered to have been made under the Plan with respect to any Option which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

              (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 100,000 Shares, subject to adjustment as provided in Section 6.

       5.     Awards. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                     (i)  Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

                     (ii)  Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than ten (10) years for either an Incentive Stock Option or a Non-Qualified Stock Option.

                     (iii)  Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms

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(including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. The Committee may, in its discretion, arrange procedures for the payment of the exercise price with one or more stock brokerage firms for the purpose of allowing a Participant to make a "cashless exercise" of an Option.

                     (iv)  Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates.

                     (v)  Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) three years following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

       6.     Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

       7.     Effect of Merger on Options. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive upon exercise of any such Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Option, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

       8.     Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast; (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board; or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options granted and not fully exercisable shall become exercisable in full upon the happening of such event; provided, however, that no Option which has previously been exercised or otherwise terminated shall become exercisable.

       9.     Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member

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of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

       10.     Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

       11.     Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

       12.     Withholding Tax. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

       13.     Amendment or Termination.

              (a)  The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

              (b)  The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

              (c)  The Committee shall not, without the further approval of the shareholders of the Corporation, authorize the amendment of any outstanding Option to reduce the exercise price of the Option. Furthermore, no Option shall be canceled and replaced with awards having a lower exercise price without further approval of the shareholders of the Company. This Section 13(c) is intended to prohibit the repricing of "underwater" Options and shall not be construed to prohibit or in any way restrict the adjustments provided for in Section 6 of this Plan.

       14.     Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of ten (10) years thereafter unless sooner terminated under Section 13 hereof.

* * * * *

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REVOCABLE PROXY
RIVERVIEW BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS
JULY 16, 2003

       The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Riverview Bancorp, Inc. with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Riverview Bancorp, Inc. ("Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Royal Oaks Country Club, 8917 N.E. Fourth Plain Boulevard, Vancouver, Washington, on Wednesday, July 16, 2003, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof, as indicated.

	FOR	VOTE WITHHELD
1. The election as directors of the nominees listed below, each for a three-year term (except as marked to the contrary below).	[ ]	[ ]

Robert K. Leick
Gary R. Douglass

INSTRUCTIONS: To withhold your vote for any individual nominee, write the nominee's name on the line below.

__________________________________

	FOR	AGAINST	ABSTAIN

2. The adoption of the 2003 Stock Option Plan.	[ ]	[ ]	[ ]

3. In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the election of the nominees listed above and "FOR" the above proposal.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ABOVE AND FOR THE ABOVE PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

       Should the undersigned be present and elect to vote at the Meeting or at any adjournment or postponement thereof and after notification to the Corporate Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2003 Annual Report to Stockholders.

Dated: ___________________, 2003

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.